Catalyst Small-Cap Insider Buying Fund Class A: CTVAX Class C: CTVCX Class I: CTVIX
Catalyst Insider Buying Fund Class A: INSAX Class C: INSCX Class I: INSIX
Catalyst MLP & Infrastructure Fund Class A: MLXAX Class C: MLXCX Class I: MLXIX
Catalyst Buyback Strategy Fund Class A: BUYAX Class C: BUYCX Class I: BUYIX
Catalyst/Groesbeck Growth of Income Fund Class A: CGGAX Class C: CGGCX Class I: CGGIX
Catalyst/MAP Global Equity Fund Class A: CAXAX Class C: CAXCX Class I: CAXIX
Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX
Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX
Catalyst IPOX Allocation Fund Class A: OIPAX Class C: OIPCX Class I: OIPIX

January 31, 2019

The information in this Supplement amends certain information contained in the Prospectus for the Funds, dated November 1, 2018.

______________________________________________________________________________

The following information is added as the last sentence under the section of the Funds’ Prospectus entitled “HOW TO BUY SHARES – Class I Shares”:

“Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.”

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Funds, each dated November 1, 2018, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.